UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2013

Aon plc

(Exact name of registrant as specified in its Charter)

England and Wales	1-7933	98-1030901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Devonshire Square, London, England (Address of Principal Executive Offices)	EC2M 4PL (Zip Code)

Registrant’s telephone number, including area code:  +44 20 7623 5500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 21, 2013, Aon plc (the “Company”) and Aon Corporation (the “Guarantor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale by the Company of $350,000,000 aggregate principal amount of its 4.00% Senior Notes due 2023 (the “Notes”), under the Registration Statement on Form S-3 (Registration No. 333-183686).  The Guarantor will provide a full and unconditional guarantee of the Notes pursuant to the Indenture (as defined below) (the “Guarantee,” and together with the Notes, the “Securities”).  The Securities were issued pursuant to an Indenture, dated as of May 24, 2013, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Indenture”).

The net proceeds from the sale of the Securities after deducting the underwriting discounts and estimated offering expenses payable by us, are expected to be approximately $345.9 million.  We intend to use the net proceeds from this offering to repay commercial paper indebtedness and for general corporate purposes.  All of our commercial paper has a maturity of less than one year and interest rates ranging from 0.25% to 0.43%.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Indenture (including the Guarantee) is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The form of note for the Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Securities, Freshfields Bruckhaus Deringer LLP and Sidley Austin LLP are filing the legal opinions  attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of November 21, 2013, by and among the Company, the Guarantor, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein.

4.1

Indenture, dated as of May 24, 2013, among Aon plc, Aon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee (including the guarantee) (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by Aon plc on May 24, 2013).

4.2	Form of 4.00% Senior Note due 2023.

5.1	Opinion of Freshfields Bruckhaus Deringer LLP relating to the Notes.

5.2	Opinion of Sidley Austin LLP relating to the Securities.

23.1	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.1).

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 26, 2013	Aon plc

	By:	/s/ Peter Lieb
Peter Lieb
Executive Vice President, General Counsel and Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of November 21, 2013, by and among the Company, the Guarantor, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters named therein.

4.1

Indenture, dated as of May 24, 2013, among Aon plc, Aon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee (including the guarantee) (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by Aon plc on May 24, 2013).

4.2	Form of 4.00% Senior Note due 2023.

5.1	Opinion of Freshfields Bruckhaus Deringer LLP relating to the Notes.

5.2	Opinion of Sidley Austin LLP relating to the Securities.

23.1	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.1).

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).